UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 19, 2008

AUDIOVOX CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

DELAWARE
(State or Other Jurisdiction of Incorporation)

                              0-28839                                                                                            13-1964841
                              (Commission File Number)                                                               (IRS Employer Identification No.)

                   180 Marcus Boulevard, Hauppauge, New York                                                                       11788
                      (Address of Principal Executive Offices)                                                                             (Zip Code)

(631) 231-7750
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of file following provisions:

[ ]       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(e))

Item 8.01  Other Events.

On March 19, 2008, Audiovox Corporation (the “Company”) issued a press release announcing that its wholly owned subsidiary, Audiovox Accessories Corporation (“AAC”) had entered into a trademark licensing agreement with Eveready Battery Company, Inc., owner of the Energizer Brand.

The licensing agreement gives AAC the right to market and distribute Energizer branded rechargeable power packs and other power related accessories throughout Mexico, Central America, the Caribbean and South America, excluding Argentina, Bolivia, Uruguay, Paraguay and Chile.  A press release relating to the Energizer License is furnished as Exhibit 99.1 attached hereto.

The information furnished under this Item 8.01 shall not be deemed to be filed for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and will not be incorporated by reference in any registration statement filed under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.

Item 9.01(d)                                Exhibits.

Exhibit No.                                DESCRIPTION

    99.1                                           Press Release dated March 19, 2008 by Audiovox Corporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            AUDIOVOX CORPORATION (Registrant)

Date:   March 20, 2008
                                            /s/ Charles M. Stoehr
                                            Charles M. Stoehr
                                            Senior Vice President and
                                            Chief Financial Officer